UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 31, 2017

HORMEL FOODS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place

Austin, MN  55912

(Address of Principal Executive Office)

Registrant’s telephone number, including area code:  (507) 437-5611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company conducted its annual stockholders’ meeting on January 31, 2017.

At the annual meeting, 481,193,629 shares were represented (91.0 percent of the 528,801,691 shares outstanding and entitled to vote).  Five items were considered at the meeting and the results of the voting were as follows:

1.  Election of Directors:  The nominees in the proxy statement were:  Gary C. Bhojwani, Terrell K. Crews, Jeffrey M. Ettinger, Glenn S. Forbes, M.D., Stephen M. Lacy, John L. Morrison, Elsa A. Murano, Ph.D., Robert C. Nakasone, Susan K. Nestegard, Dakota A. Pippins, Christopher J. Policinski, Sally J. Smith, James P. Snee, and Steven A. White.  The results were as follows:

DIRECTOR:	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Gary C. Bhojwani	432,183,570	1,072,958	385,070	47,552,031
Terrell K. Crews	431,584,676	1,697,213	359,709	47,552,031
Jeffrey M. Ettinger	430,069,100	3,402,550	169,948	47,552,031
Glenn S. Forbes, M.D.	432,178,995	774,409	688,194	47,552,031
Stephen M. Lacy	410,468,327	22,784,912	388,359	47,552,031
John L. Morrison	430,703,131	2,560,040	378,427	47,552,031
Elsa A. Murano, Ph.D.	431,722,961	1,585,898	332,739	47,552,031
Robert C. Nakasone	431,464,163	1,809,886	367,549	47,552,031
Susan K. Nestegard	431,692,863	1,613,851	334,884	47,552,031
Dakota A. Pippins	430,933,059	2,365,303	343,236	47,552,031
Christopher J. Policinski	431,758,606	1,511,828	371,164	47,552,031
Sally J. Smith	417,275,357	15,841,318	524,923	47,552,031
James P. Snee	432,457,331	904,528	279,739	47,552,031
Steven A. White	432,180,207	1,005,937	455,454	47,552,031

2.  Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 29, 2017:

For:	475,564,952
Against:	4,758,282
Abstain:	870,395

3.  Adoption of the resolution to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s 2017 annual meeting proxy statement (as filed with the Securities and Exchange Commission on December 21, 2016):

For:	424,318,514
Against:	8,457,346
Abstain:	865,738
Broker Non-Vote:	47,552,031

4.  Advisory vote on the frequency for which stockholder’s shall have an advisory vote on the compensation of the Company’s Named Executive Officers set forth in the Company’s proxy statement:

Every Year:	420,646,900
Every Two Years:	443,760
Every Three Years:	12,021,495
Abstain:	529,443
Broker Non-Vote:	47,552,031

In light of the voting results for this item, the Company’s Board of Directors determined that it will hold a stockholder advisory vote on the compensation of the Company’s Named Executive Officers every year.

5.  Stockholder proposal to require all non-binding stockholder proposals be decided by a simple majority of the votes cast For and Against an item:

For:	14,014,462
Against:	417,869,576
Abstain:	1,757,560
Broker Non-Vote:	47,552,031

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated: February 3, 2017	By	/s/ JAMES N. SHEEHAN
JAMES N. SHEEHAN
Senior Vice President and
Chief Financial Officer

Dated: February 3, 2017	By	/s/ JANA L. HAYNES
JANA L. HAYNES
Vice President and Controller